UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 20, 2026

ELI LILLY AND COMPANY

(Exact Name of Registrant as Specified in its Charter)

Indiana	001-06351	35-0470950
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Lilly Corporate Center Indianapolis, Indiana	46285
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (317) 276-2000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (no par value)	LLY	New York Stock Exchange
1.625% Notes due 2026	LLY26	New York Stock Exchange
2.125% Notes due 2030	LLY30	New York Stock Exchange
0.625% Notes due 2031	LLY31	New York Stock Exchange
0.500% Notes due 2033	LLY33	New York Stock Exchange
6.77% Notes due 2036	LLY36	New York Stock Exchange
1.625% Notes due 2043	LLY43	New York Stock Exchange
1.700% Notes due 2049	LLY49A	New York Stock Exchange
1.125% Notes due 2051	LLY51	New York Stock Exchange
1.375% Notes due 2061	LLY61	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On May 20, 2026, Eli Lilly and Company (the “Company”) completed its offering of $750,000,000 aggregate principal amount of its Floating Rate Notes due 2028 (the “2028 Floating Rate Notes”), $500,000,000 aggregate principal amount of its Floating Rate Notes due 2029 (the “2029 Floating Rate Notes” and, together with the 2028 Floating Rate Notes, the “Floating Rate Notes”), $750,000,000 aggregate principal amount of its 4.150% Notes due 2029 (the “2029 Notes”), $1,500,000,000 aggregate principal amount of its 4.375% Notes due 2031 (the “2031 Notes”), $1,250,000,000 aggregate principal amount of its 4.650% Notes due 2033 (the “2033 Notes”), $1,500,000,000 aggregate principal amount of its 4.850% Notes due 2036 (the “2036 Notes”), $1,750,000,000 aggregate principal amount of its 5.600% Notes due 2056 (the “2056 Notes”) and $1,000,000,000 aggregate principal amount of its 5.700% Notes due 2066 (the “2066 Notes” and, collectively with the 2029 Notes, the 2031 Notes, the 2033 Notes, the 2036 Notes and the 2056 Notes, the “Fixed Rate Notes,” and together with the Floating Rate Notes, the “Notes”).

The Notes were sold pursuant to an underwriting agreement (the “Underwriting Agreement”), by and among the Company, Morgan Stanley & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc. and Goldman Sachs & Co. LLC, as representatives of the several underwriters named therein. Each series of Notes was issued pursuant to an Indenture (the “Indenture”), dated February 1, 1991, between the Company and Deutsche Bank Trust Company Americas (as successor to Citibank, N.A.), as trustee, and an officers’ certificate setting forth the terms of the Notes (including the forms of such Notes as exhibits). The offering of the Notes was registered on a Registration Statement on Form S-3 (File No. 333-285052). After deduction of underwriting discounts and before deduction of estimated offering expenses payable by the Company, net proceeds from the offering to the Company were approximately $8.94 billion.

The Floating Rate Notes accrue interest at a floating rate, reset and payable quarterly, equal to Compounded SOFR (as defined in the accompanying form of officers’ certificate relating to the Floating Rate Notes) plus 0.350% (for the 2028 Floating Rate Notes) or 0.460% (for the 2029 Floating Rate Notes). The Fixed Rate Notes accrue interest at a rate per annum, payable semi-annually, of 4.650% (for the 2029 Notes), 4.375% (for the 2031 Notes), 4.650% (for the 2033 Notes), 4.850% (for the 2036 Notes), 5.600% (for the 2056 Notes), or 5.700% (for the 2066 Notes). Except as contemplated in the following paragraph and subject to the mandatory redemption provisions described below for the applicable series of Notes, each series of Notes matures on May 20 of the year of its stated maturity.

Upon the occurrence of an Event of Default (as defined in the Indenture) with respect to a series of Notes, the principal amount of the Notes of that series may be declared, and become, immediately due and payable. The Company may, at its election, redeem the Fixed Rate Notes, in whole or in part, from time to time at the redemption prices and on the terms and conditions set forth in the Fixed Rate Notes. In addition, certain series of the Fixed Rate Notes are subject to the mandatory redemption provisions described below. Subject to the mandatory redemption provisions described below for the applicable series of Floating Rate Notes, the Company may not redeem the Floating Rate Notes at its option prior to maturity.

In the event that (x) the Centessa Acquisition (as defined in the applicable Notes) is not consummated on or prior to the date that is five (5) business days after the later of (i) March 31, 2027 or (ii) any later date as the parties to the Centessa Agreement (as defined in the applicable Notes) may agree as the “Outside Date” thereunder or (y) the Company notifies the trustee in writing that it will not pursue the consummation of the Centessa Acquisition, the Company will be required to redeem the 2029 Floating Rate Notes, the 2029 Notes, the 2031 Notes, the 2033 Notes and the 2036 Notes (collectively, the “Centessa Mandatorily Redeemable Notes”) then outstanding (such redemption, the “Centessa Special Mandatory Redemption”) at a redemption price equal to 101% of the principal amount of such Centessa Mandatorily Redeemable Notes plus accrued and unpaid interest, if any, to, but excluding, the mandatory redemption date. The 2028 Floating Rate Notes, the 2056 Notes and the 2066 Notes do not constitute Centessa Mandatorily Redeemable Notes and will not be subject to the Centessa Special Mandatory Redemption.

The above description of the Underwriting Agreement and the Notes is qualified in its entirety by reference to the Underwriting Agreement, the forms of officers’ certificate, the Indenture and the forms of the Notes filed as exhibits hereto, which exhibits are incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

1.1	Underwriting Agreement, dated May 6, 2026, among Eli Lilly and Company and Morgan Stanley & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc. and Goldman Sachs & Co. LLC, as representatives of the several underwriters named therein.

4.1*	Indenture, dated February 1, 1991, among Eli Lilly and Company and Deutsche Bank Trust Company Americas, as successor to Citibank, N.A., as Trustee.

4.2±	Tripartite Agreement, dated September 13, 2007, appointing Deutsche Bank Trust Company Americas as Successor Trustee under the Indenture listed above.

4.3	Form of Officers’ Certificate setting forth the terms and form of the Fixed Rate Notes.

4.4	Form of Officers’ Certificate setting forth the terms and form of the Floating Rate Notes.

4.5	Form of Floating Rate Note due 2028 (included in Exhibit 4.4 above).

4.6	Form of Floating Rate Note due 2029 (included in Exhibit 4.4 above).

4.7	Form of 4.150% Note due 2029 (included in Exhibit 4.3 above).

4.8	Form of 4.375% Note due 2031 (included in Exhibit 4.3 above).

4.9	Form of 4.650% Note due 2033 (included in Exhibit 4.3 above).

4.10	Form of 4.850% Note due 2036 (included in Exhibit 4.3 above).

4.11	Form of 5.600% Note due 2056 (included in Exhibit 4.3 above).

4.12	Form of 5.700% Note due 2066 (included in Exhibit 4.3 above).

5.1	Opinion of Kirkland & Ellis LLP.

5.2	Opinion of Jamie Burnett, Esq.

23.1	Consent of Kirkland & Ellis LLP (included as part of Exhibit 5.1).

23.2	Consent of Jamie Burnett, Esq. (included as part of Exhibit 5.2).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*

Incorporated by reference to the same-numbered exhibit of the Company’s Registration Statement on Form S-3 (File No. 333-186979), filed with the Securities and Exchange Commission (“SEC”) on March 1, 2013.

±	Incorporated by reference to the same-numbered exhibit of the Company’s Annual Report on Form 10-K for the year ended December 31, 2008 (File No. 001-06351), filed with the SEC on February 27, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ELI LILLY AND COMPANY
(Registrant)

By:	/s/ Jon Haug
Name:	Jon Haug
Title:	Senior Vice President, Treasurer and Corporate Finance and Investment Banking

Dated:	May 20, 2026